File Nos. 33-1857 & 811-4503

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE TRUST OF ARIZONA
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                    Aquila
                                                               Group of Funds(R)


                            Tax-Free Trust of Arizona
            380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                              on November 11, 2009


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust") will be held:

Place:            (a)      at the Arizona Biltmore Resort and Spa
                           Grand Ballroom
                           2400 E. Missouri Avenue
                           Phoenix, Arizona;

Time:             (b)      on Wednesday, November 11, 2009
                           at 10:00 a.m. Mountain Standard Time;

Purposes:         (c)      for the following purposes:

                           (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                           (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2010 (Proposal No. 2);

                           (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.


Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Trust's records at the close of business on August 21, 2009 (the "record date").
                           Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

October 7, 2009

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

         The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona(the "Trust"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

         The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about October 7, 2009.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

                                 (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

          To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                              (3) Telephone Voting

         To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

                               General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes.

         The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

         The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

         On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.27; Class C Shares, $10.27; and Class Y Shares, $10.29. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 28,277,588; Class C Shares, 907,998; and Class Y Shares, 1,033,118.

         On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address             Number of shares           Percent of class
of the holder of
record

Institutional 5% shareholders:

Merrill Lynch Pierce         117,005 Class C Shares     12.89%
Fenner & Smith
4800 Deer Lake Dr.
Jacksonville, FL

Pershing LLC
P.O. Box 2052
Jersey City, NJ              101,150 Class Y Shares      9.79%

Ameritrade Inc.
P.O. Box 2226
Omaha, NE                     54,010 Class Y Shares      5.23%


Additional 5% shareholders:

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

         At the Annual Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October 2008, except for Tucker Hart Adams, Thomas A. Christopher, Gary C. Cornia and Lyle W. Hillyard. The Nominating Committee is proposing the election of Ms. Adams, Mr. Christopher, Mr. Cornia and Mr. Hillyard at the suggestion of the Trustees and Trustees of other funds in the Aquila Group of Funds. All nominees have consented to serve if elected.


                                                                           Number of
                         Positions Held                                    Portfolios      Other Directorships
                         with                                              in Fund         Held by Trustee
                         Trust and                                         Complex         (The position held is
Name, Address(1)         Length of        Principal Occupation(s)          Overseen by     a directorship unless
and Date of Birth        Service(2)       During Past 5 Years              Trustee         indicated otherwise.)

Interested
Trustee(3)
Diana P. Herrmann        Trustee since    Vice Chair and Chief Executive      12           ICI Mutual Insurance
New York, NY             1994 and         Officer of Aquila Management                     Company
(02/25/58)               President        Corporation, Founder of the
                         since 1998       Aquila Group of Funds(4) and
                                          parent of Aquila Investment
                                          Management LLC, Manager since
                                          2004, President since 1997,
                                          Chief Operating Officer,
                                          1997-2008, a Director since
                                          1984, Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          Chief Executive Officer and Vice
                                          Chair since 2004, President and
                                          Manager of the Manager since
                                          2003, and Chief Operating
                                          Officer of the Manager,
                                          2003-2008; Chair, Vice Chair,
                                          President, Executive Vice
                                          President or Senior Vice
                                          President of funds in the Aquila
                                          Group of Funds since 1986;
                                          Director of the Distributor
                                          since 1997; Governor, Investment
                                          Company Institute (a trade
                                          organization for the U.S. mutual
                                          fund industry dedicated to
                                          protecting shareholder interests
                                          and educating the public about
                                          investing) and head of its Small
                                          Funds Committee, 2004-2009;
                                          active in charitable and
                                          volunteer organizations.

Non-interested
Trustees

Anne J. Mills            Chair of the     President, Loring Consulting         5           None
Scottsdale, AZ           Board of         Company since 2001; Vice
                         Trustees since   President for Business
                         2005 and         Management and CFO, Ottawa
                         Trustee since    University, 1992-2001,
                         1986             2006-2008; IBM Corporation,
                                          1965-1991; currently active with
                                          various charitable, educational
                                          and religious organizations.

Tucker Hart Adams        Nominee          President, The Adams Group,          3           Griffis/Blessings, Inc.
Colorado Springs,                         Inc., an economic consulting                     (commercial property
CO                                        firm, since 1989; formerly Chief                 development and management);
(01/11/38)                                Economist, United Banks of                       Kachi Partners (middle
                                          Colorado; currently or formerly market
                                          buyouts); Colorado active with
                                          numerous Health Facilities Authority
                                          professional and community
                                          organizations.

Ernest Calderon          Trustee since    Founder, Calderon Law Offices,       3           None
Phoenix, AZ              2004             since 2004; Equity Partner,
(10/24/57)                                Jennings, Strouss & Salmon, PLC,
                                          1993-2004; member, Arizona Board of
                                          Regents since 2003 and member of
                                          Governor Janice Brewer's Transition
                                          Team since 2009; Past President, Grand
                                          Canyon Council of Boy Scouts of
                                          America; Past President, State Bar of
                                          Arizona, 2003-2004; member, American
                                          Law Institute.

Thomas A.                Nominee          Vice President of Robinson,          4           None
Christopher                               Hughes & Christopher, C.P.A.s,
Danville, KY                              P.S.C., since 1977; President, A
(12/19/47)                                Good Place for Fun, Inc., a
                                          sports facility, since 1987; currently
                                          or formerly active with various
                                          professional and community
                                          organizations.

Gary C. Cornia           Nominee          Dean, Marriott School of             4           Lincoln Institute of Land
Orem, UT                                  Management, Brigham Young                        Policy, Cambridge, MA
(06/24/48)                                University, since 2008;
                                          Director, Romney Institute of
                                          Public Management, Marriott
                                          School of Management, 2004-2008;
                                          Professor, Marriott School of
                                          Management, 1980-present; Past
                                          President, the National Tax
                                          Association; Fellow, Lincoln
                                          Institute of Land Policy,
                                          2002-present; Associate Dean,
                                          Marriott School of Management,
                                          Brigham Young University,
                                          1991-2000; member, Utah
                                          Governor's Tax Review Committee
                                          since 1993.

Grady Gammage, Jr.       Trustee since    Founding partner, Gammage &          4           None
Phoenix, AZ              2001             Burnham, PLC, a law firm,
(10/01/51)                                Phoenix, Arizona, since 1983;
                                          director, Central Arizona Water
                                          Conservation District, 1992-2004;
                                          director, Arizona State University
                                          Foundation since 1998; Maricopa
                                          Partnership for Arts & Culture; Public
                                          Architecture; Arizona Historical
                                          Foundation.

Lyle W. Hillyard         Nominee          President of the law firm of         2           None
Logan, UT                                 Hillyard, Anderson & Olsen,
(09/25/40)                                Logan, Utah, since 1967; member
                                          of Utah Senate, 1985 to present, in
                                          the following positions: President,
                                          2000, Senate Majority Leader,
                                          1999-2000, Assistant Majority Whip,
                                          1995-1998; served as Chairman of the
                                          following Utah Senate Committees:
                                          Tax and Revenue, Senate Judiciary
                                          Standing, Joint Executive
                                          Appropriations, and Senate Rules;
                                          currently serves as Co-Chair, Joint
                                          Executive Appropriations.

John C. Lucking          Trustee          President, Econ-Linc, an             3           None
Phoenix, AZ              since 1994       economic consulting firm, since
(05/20/43)                                1995; formerly Consulting
                                          Economist, Bank One Arizona and
                                          Chief Economist, Valley National
                                          Bank; member, Arizona's Joint
                                          Legislative Budget Committee
                                          Economic Advisory Panel and the
                                          Western Blue Chip Economic Forecast
                                          Panel; Board member, Northern
                                          Arizona University Foundation since
                                          1997; member, various historical,
                                          civic and economic associations.

Other Individuals
Chairman Emeritus(5)

Lacy B. Herrmann         Founder and      Founder and Chairman of the         N/A          N/A
New York, NY             Chairman         Board, Aquila Management
(05/12/29)               Emeritus since   Corporation, the sponsoring
                         2005; Chairman   organization and parent of the
                         of the Board     Manager or Administrator and/or
                         of Trustees      Adviser or Sub-Adviser to each
                         1985-2005        fund of the Aquila Group of Funds;
                                          Chairman of the Manager or
                                          Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004;
                                          Founder and Chairman Emeritus of
                                          each fund in the Aquila Group of
                                          Funds; previously Chairman and a
                                          Trustee of each fund in the Aquila
                                          Group of Funds since its
                                          establishment until 2004 or 2005;
                                          Director of the Distributor since
                                          1981 and formerly Vice President
                                          or Secretary, 1981-1998; Director
                                          or trustee, Premier VIT,
                                          1994-2009; Director or trustee of
                                          Oppenheimer Quest Value Funds
                                          Group, Oppenheimer Small Cap Value
                                          Fund, Oppenheimer Midcap Fund,
                                          1987-2009, and Oppenheimer
                                          Rochester Group of Funds,
                                          1995-2009; Trustee Emeritus, Brown
                                          University and the Hopkins School;
                                          active in university, school and
                                          charitable organizations.

Officers
Charles E.               Executive Vice   Executive Vice President of all     N/A          N/A
Childs, III              President        funds in the Aquila Group of
New York, NY             since 2003       Funds and the Manager and the
(04/01/57)                                Manager's parent since 2003;
                                          Executive Vice President and Chief
                                          Operating Officer of the Manager
                                          and the Manager's parent since
                                          2008; formerly Senior Vice
                                          President, corporate development,
                                          Vice President, Assistant Vice
                                          President and Associate of the
                                          Manager's parent since 1987;
                                          Senior Vice President, Vice
                                          President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

Maryann Bruce            Senior Vice      President, Aquila Distributors,     N/A          N/A
Cornelius, NC            President        Inc., since 2008; Senior Vice
(04/01/60)               since 2009       President of each of the equity
                                          and bond funds in the Aquila
                                          Group of Funds since 2009;
                                          Executive Managing Director,
                                          Evergreen Investments,
                                          2004-2007, President, Evergreen
                                          Investment Services, Inc.,
                                          1999-2007; President and CEO,
                                          Allstate Financial Distributors,
                                          Inc., 1998-1999; Senior Vice
                                          President and Director Financial
                                          Institution Division,
                                          OppenheimerFunds, Inc., 1990-1998,
                                          Regional Vice President, 1987-1990;
                                          Vice President and Mutual Fund
                                          Marketing Manager, J.C. Bradford
                                          & Company, 1982-1987.

Todd W. Curtis           Senior Vice      Senior Vice President and           N/A          N/A
Phoenix, AZ              President        Portfolio Manager, Tax-Free
(06/08/49)               since 2004       Trust of Arizona, since August
                                          2004; Vice President and
                                          Portfolio Manager, Churchill
                                          Tax-Free Fund of Kentucky, since
                                          2009, backup portfolio manager,
                                          2004-2009; Vice President and
                                          Portfolio Manager, Tax-Free Fund
                                          For Utah, since 2009; Vice
                                          President and Portfolio Manager,
                                          Banc One Investment Advisors,
                                          Inc. and its predecessors, 1981-2004.

Alan R. Stockman         Senior Vice      Senior Vice President, Tax-Free     N/A          N/A
Glendale, AZ             President        Fund of Colorado, since 2009;
(07/31/54)               since 2001       Senior Vice President, Tax-Free
                                          Trust of Arizona since 2001, Vice
                                          President, 1999-2001; Vice
                                          President, Aquila Rocky Mountain
                                          Equity Fund since 1999; Bank One,
                                          Commercial Client Services
                                          representative, 1997-1999; Trader
                                          and Financial Consultant, National
                                          Bank of Arizona (Zions Investment
                                          Securities Inc.), Phoenix, Arizona
                                          1996-1997.

Marie E. Aro             Vice President   Senior Vice President, Aquila       N/A          N/A
Denver, CO               since 2004       Rocky Mountain Equity Fund, and
(02/10/55)                                Vice President, Tax-Free Trust of
                                          Arizona, since 2004; Senior Vice
                                          President, Aquila Three Peaks High
                                          Income Fund, since 2006; Vice
                                          President, INVESCO Funds Group,
                                          1998-2003; Vice President, Aquila
                                          Distributors, Inc., 1993-1997.

Robert W. Anderson       Chief            Chief Compliance Officer of the     N/A          N/A
New York, NY             Compliance       Trust and each of the other
(08/23/40)               Officer since    funds in the Aquila Group of
                         2004 and         Funds, the Manager and the
                         Assistant        Distributor since 2004,
                         Secretary        Compliance Officer of the
                         since 2000       Manager or its predecessor and
                                          current parent 1998-2004;
                                          Assistant Secretary of the
                                          Aquila Group of Funds since 2000.

Joseph P. DiMaggio       Chief Financial  Chief Financial Officer of each     N/A          N/A
New York, NY             Officer since    fund in the Aquila Group of Funds
(11/06/56)               2003 and         since 2003 and Treasurer since 2000.
                         Treasurer
                         since 2000

Edward M. W. Hines       Secretary since  Shareholder of Butzel Long, a       N/A          N/A
New York, NY             1985             professional corporation,
(12/16/39)                                counsel to the Trust, since
                                          2007; Partner of Hollyer Brady
                                          Barrett & Hines LLP, its
                                          predecessor as counsel, 1989-2007;
                                          Secretary of each fund in the
                                          Aquila Group of Funds.

John M. Herndon          Assistant        Assistant Secretary of each fund    N/A          N/A
New York, NY             Secretary        in the Aquila Group of Funds
(12/17/39)               since 1995       since 1995 and Vice President of
                                          the three Aquila Money-Market
                                          Funds since 1990; Vice President
                                          of the Manager or its predecessor
                                          and current parent since 1990.

Lori A. Vindigni          Assistant       Assistant Treasurer of each fund    N/A          N/A
New York, NY              Treasurer       in the Aquila Group of Funds
(11/02/66)                since 2000      since 2000; Assistant Vice
                                          President of the Manager or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquila Group of Funds,
                                          1995-1998.

(1) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

 (3) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."

(5) The Chairman Emeritus may attend Board meetings but has no voting power.

                       Securities Holdings of the Nominees
                                (as of 06/30/09)

                                  Dollar Range            Aggregate Dollar Range
                                  of Ownership            of Ownership
                                  in Tax-Free             in the Aquila
                                  Trust of Arizona(1)     Group of Funds (1)

Name of Trustee

Interested Nominee
Diana P. Herrmann                       C                       E

Non-interested Nominees

Tucker Hart Adams                       B(2)                    C

Ernest Calderon                         C                       C

Thomas A. Christopher                   C                       E

Gary C. Cornia                          C                       E

Grady Gammage, Jr.                      D                       E

Lyle W. Hillyard                        B                       D

John C. Lucking                         C                       C

Anne J. Mills                           C                       D

(1)  A. None
     B. $1-$10,000
     C. $10,001-$50,000
     D. $50,001-$100,000
     E. over $100,000

(2)  As of July 20, 2009.

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2009 the Trust paid a total of $129,586 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust's fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.


                                            Compensation
                                            from all
                                            funds             Number of
                                            in the            boards on
                            Compensation    Aquila            which the
                            from the        Group of          Trustee
Name                        Trust           Funds             now serves



Tucker Hart Adams           $     0         $47,000           3



Ernest Calderon             $18,500         $19,000           3



Thomas A. Christopher       $   786         $66,214           4



Gary C. Cornia              $     0         $49,000           4



Grady Gammage, Jr.          $17,500         $33,500           4



Lyle W. Hillyard            $     0         $21,000           2



John C. Lucking             $18,500         $39,500           3



Anne J. Mills               $27,000         $76,500           5


         Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

         The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of August 31, 2009, these funds had aggregate assets of approximately $4.2 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts.

         Under proposed transactions, which are expected to occur in 2009, no individual will hold with the power to vote, directly or indirectly, more than 24.9% of the voting shares of the Manager. The shareholders of the Trust, as well as those of all the other funds in the Aquila Group of Funds, have approved new advisory and administration agreements and, if applicable, new sub-advisory agreements, in anticipation of the expected change of control of the Manager. The transactions will not result in any changes in the Trust's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Trust, or the personnel or operations of the Manager. During the fiscal year ended June 30, 2009, the Trust paid $1,204,619 in management fees.

         During the fiscal year ended June 30, 2009, $430,658 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which $24,508 was retained by the Distributor. With respect to Class C Shares, during the same period $45,373 was paid under Part II of the Plan and $15,124 was paid under the Shareholder Services Plan. Of these total payments of $60,497, the Distributor received $10,456. All of such payments were for compensation.

         During the fiscal year ended June 30, 2009 the Trust paid to Butzel Long, a professional corporation, independent counsel to the Trust, $76,065 for legal services. Edward M.W. Hines, Secretary of the Trust, is a shareholder of that firm.

         The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

                         Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Ernest Calderon, Grady Gammage, Jr., John C. Lucking and Anne J. Mills. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

         During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

         The Trust's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

         The Trust has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

         Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

         Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager.


                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)


         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2010. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Trust's annual financial statements, and fees billed for other services rendered by TWB for the fiscal years ended June 30, 2008 and 2009.

                                         2008          2009

     Audit Fees                         $18,000       $18,900

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $18,000       $18,900


     Tax fees (1)                         3,000         3,100

     All other fees                           0             0
                                         ------        ------

         Total                          $21,000       $22,000
                                         ======        ======


(1) Tax fees consisted of fees for tax consultation and tax compliance services.


         TWB did not perform any services during the last fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

         All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2010.

         TWB has no direct or indirect financial interest in the Trust or the Manager. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.

                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the annual meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2010 annual meeting must be received by the Trust by June 7, 2010 in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by August 20, 2010.


                                 Other Business

         The Trust does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                Outreach Meeting

         To accomodate shareholders who live a distance from Phoenix, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the annual meeting except the corporate business of voting on the proposals discussed in the proxy statement. The outreach meeting this year will be held on Tuesday, November 10, 2009, in Tucson at 10:00 a.m.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Arizona

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         to be held on November 11, 2009

                                 PROXY STATEMENT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy! Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.



                 PROXY        AQUILA GROUP OF FUNDS        PROXY

               TAX-FREE TRUST OF ARIZONA Proxy for Annual Meeting
                       of Shareholders - November 11, 2009
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Arizona (the "Trust") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, November 11, 2009 at the Arizona Biltmore Resort and Spa, Grand Ballroom, 2400 E. Missouri Avenue, Phoenix, Arizona, 10:00 a.m. Mountain Standard Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

              -------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________


                                                           Yes     No
                                                            __     __
I plan to attend the Annual Meeting in Phoenix.            [__]   [__]

                                                            __     __
I plan to attend the Outreach Meeting in Tucson.           [__]   [__]


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                 Important Notice Regarding the Availability of
                        Aquila Group of Funds Shareholder
                    Meeting to Be Held on November 11, 2009.
              The Proxy Statement for this meeting is available at:
                     https://www.proxy-direct.com/aqu19900


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                  Please detach at perforation before mailing.



Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE TRUST OF ARIZONA ANNUAL MEETING

1.   Election of Trustee Nominees:

01.  Tucker Hart Adams    02.  Ernest Calderon      03.  Thomas A. Christopher
04.  Gary C. Cornia       05.  Grady Gammage, Jr.   06.  Diana P. Herrmann*
07.  Lyle W. Hillyard     08.  John C. Lucking      09.  Anne J. Mills
                                                         *Interested Trustee


              For All     Withhold All    For All Except
                __            __              __
               [__]          [__]            [__]


To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

____________________

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   __      __      __
  [__]    [__]    [__]

As to any other matter said proxies shall vote in accordance with their best judgment.


Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


HAS YOUR ADDRESS CHANGED                         DO YOU HAVE ANY COMMENTS

-------------------------                    ------------------------------
-------------------------                    ------------------------------
-------------------------                    ------------------------------


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.